                                                               Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock

                                       of

                             Command Systems, Inc.

           Pursuant To The Offer To Purchase Dated February 12, 2001

                                       by

                         ICICI Acquisition Corporation

                          A Wholly Owned Subsidiary of
                              ICICI Infotech Inc.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON TUESDAY, MARCH 13, 2001, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                         EquiServe Trust Company, N.A.

             By Hand:                                 By Mail                          By Overnight Courier:
                                     (registered or certified mail recommended):
  Securities Transfer & Reporting             EquiServe Trust Company, N.A.        EquiServe Trust Company, N.A.
           Services, Inc.                           Corporate Actions                    Corporate Actions
 c/o EquiServe Limited Partnership                    P.O. Box 9573                     40 Campanelli Drive
    100 Williams Street Galleria             Boston, Massachusetts 02205-9573      Braintree, Massachusetts 02184
      New York, New York 10038

                          Confirm Receipt of Notice of
                       Guaranteed Delivery by Telephone:
                                 (781) 575-4816

                        Fax Confirmation: (781) 575-4826

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

  Name(s) and Address(es) of
    Registered Holder(s)
 (Please Fill in Exactly as
    Name(s) Appear(s) on        Share Certificate(s) and Share(s) Tendered
   Share Certificate(s))          (Attach Additional List if Necessary)
-----------------------------------------------------------------------------
                                                                  Shares
                                                              Represented By
                             Number of                            Share
                              Shares       Share Certificate Certificate(s)**
                            Tendered**        Number(s)*       Total Shares
                            -------------------------------------------------

                            -------------------------------------------------

                            -------------------------------------------------

                            -------------------------------------------------

                            -------------------------------------------------

                            -------------------------------------------------
                           Total Shares
-----------------------------------------------------------------------------

  * Need not be completed by stockholders tendering by book-entry transfer. ** Unless otherwise indicated, all Shares (as defined below) represented by certificate(s) delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
    IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN PLEASE SEE
    INSTRUCTION 8.

   This Letter of Transmittal is to be completed by stockholders either if the certificate(s) representing Shares (as defined below) is to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 2 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase dated February 12, 2001 (the "Offer to Purchase"). Stockholders whose certificate(s) are not immediately available, or who cannot deliver their certificate(s) or confirmation of the book-entry transfer of their Shares into the Depositary's account at DTC ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 ("Terms of the Offer") of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in Section 2 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_] CHECK HERE IF CERTIFICATE(S) IS ENCLOSED.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE
    FOLLOWING:

 Name of Tendering Institution:_______________________________________________

 Account Number:______________________________________________________________

 Transaction Code Number:_____________________________________________________

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

 Name(s) of Registered Holder(s):_____________________________________________

 Window Ticket Number (if any):_______________________________________________

 Date of Execution of Notice of Guaranteed Delivery:__________________________

 Name of Institution that Guaranteed Delivery:________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to ICICI Acquisition Corporation, a Delaware corporation ("Purchaser"), a wholly owned subsidiary of ICICI Infotech Inc., a Delaware corporation ("Parent"), the above-described shares of common stock, par value $0.01 per share, (collectively, the "Shares"), of Command Systems, Inc. (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at a price of $5.00 per Share, net to the tendering stockholder in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 12, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, including any amendments or supplements thereto collectively constitute the "Offer"). Purchaser reserves the right to transfer or assign, in whole or in part, from time to time, to one or more of its affiliates or subsidiaries, the right to purchase Shares tendered pursuant to the Offer.

   Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all dividends, distributions and all other Shares or other securities or rights issued or issuable in respect thereof on or after February 12, 2001) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificate(s) representing such Shares (and any such other Shares or securities or rights), or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any such other Shares or securities or rights) for registration and transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints V. Srinivasan and any other designee of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action (and any and all dividends, distributions and all other Shares or securities or rights issued or issuable in respect thereof on or after February 12, 2001), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by consent in lieu of any such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable, is granted in consideration of, and is effective upon, the acceptance for payment of such Shares (and any such other Shares or securities or rights) by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent proxies will be given (and if given will be deemed to be ineffective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or Purchaser's designee must be able to exercise full voting and other rights of a record and beneficial holder with respect to such Shares.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all dividends, distributions and all other Shares or securities or rights issued or issuable in respect thereof on or after February 12, 2001), and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any such other Shares or securities or rights).

   No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, the tender effected hereby is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificate(s) representing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and return any certificate(s) representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under "Description of Shares Tendered" at the address shown below such registered holder(s) name(s). In the event that either or both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and return any certificate(s) representing Shares not tendered or accepted for payment in the name(s) of, and deliver such check and return such certificate(s) to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such stockholder's account maintained at DTC. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered hereby.



     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 1, 5, 6 and 7)         (See Instructions 1, 5, 6 and 7)


  To be completed ONLY if the check        To be completed ONLY if payment of
 for the purchase price of Shares         the purchase price of Shares
 purchased (less the amount of any        purchased (less the amount of any
 federal income and backup                federal income and backup
 withholding tax required to be           withholding tax required to be
 withheld) or certificate(s) for          withheld) or certificate(s) for
 Shares not tendered or not               Shares not tendered or not
 purchased is to be issued in the         purchased is to be mailed to
 name of someone other than the           someone other than the undersigned
 undersigned.                             or to the undersigned at an address
                                          other than that shown below the
                                          undersigned's signatures).

 Issue: [_] check


        [_] certificate(s) to:            Mail: [_] check


 Name(s):                                       [_] certificates to:
         ----------------------------

                                          Name:

 ------------------------------------          -------------------------------
            (Please Print)                           (Please Print)

 Address:                                 Address:
         ----------------------------             ----------------------------


 ------------------------------------     ------------------------------------
              (Zip Code)                               (Zip Code)


 ------------------------------------
    (Taxpayer Identification No.)         ------------------------------------
                                             (Taxpayer Identification No.)

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             Signature(s) of Owners
--------------------------------------------------------------------------------

Dated:     , 2001

Name(s):________________________________________________________________________

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title):__________________________________________________________

Address:________________________________________________________________________

--------------------------------------------------------------------------------
                                                              (Include Zip Code)
Daytime Area Code and Telephone Number: (  )
                                        ---------------------------------------

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s)) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
BELOW:

Authorized Signature(s):________________________________________________________
Name:___________________________________________________________________________
Name of Firm:___________________________________________________________________
Address:________________________________________________________________________
                                                              (Include Zip Code)
Area Code and Telephone Number: (  )
                                -----------------------------------------------
Dated:       , 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   (1) Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed the box entitled "Special Payment Instructions" on this Letter of Transmittal, or (ii) if such Shares are tendered for the account of a firm that is a member in good standing of the Security Transfer Agent's Medallion Program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   (2) Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders either if a certificate(s) representing Shares is to be forwarded herewith to the Depositary or, unless an Agent's Message (as defined below) is utilized, if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase. Certificates representing all physically tendered Shares, or any book-entry confirmation of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 ("Terms of the Offer") of the Offer to Purchase). If a stockholder's certificate(s) representing Shares is not immediately available (or the procedure for the book-entry transfer cannot be completed on a timely basis) or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, such stockholder's Shares may nevertheless be tendered if the procedures for guaranteed delivery set forth in Section 2 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase are followed. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificate(s) representing all tendered Shares, in proper form for transfer, or Book-Entry Confirmation of Shares, as the case may be, in each case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase. The term "Agent's Message" means a message transmitted through electronic means by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the Shares that such participant has received, and agrees to be bound by, this Letter of Transmittal.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   (3) Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule which you should attach hereto.

   (4) Partial Tenders (not applicable to stockholders who tender shares by book-entry transfer). If fewer than all the Shares represented by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate(s) representing the remainder of the Shares that were represented by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by a certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   (5) Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificate(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of a certificate(s).

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of certificate(s) or separate stock powers is required, unless payment or certificate(s) for Shares not tendered or accepted for payment is to be issued to a person other than the registered holder(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificate(s) or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

   (6) Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes, if any, with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) representing Shares not tendered or accepted for payment is to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) is registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   (7) Special Payment and Delivery Instructions. If a check or certificate(s) representing Shares not tendered or accepted for payment is to be issued in the name of a person other than the Signer of this Letter of Transmittal or if a check is to be sent or such certificate(s) is to be returned to someone other than the Signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at DTC as such stockholder may designate herein. If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at DTC designated above.

   (8) Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly contact EquiServe, which is the Company's transfer agent, by calling
(800) 633-4236. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

   (9) Waiver of Conditions. The conditions to the Offer (other than the Minimum Condition) may be waived by Purchaser, in whole or in part, at any time and from time to time in Purchaser's sole discretion (subject to the provisions of the Merger Agreement referred to in the Offer to Purchase).

   (10) Taxpayer Identification Number and Backup Withholding. U.S. federal income tax law generally requires that a stockholder tendering Shares pursuant to the Offer must provide the Depositary with his correct Taxpayer Identification Number ("TIN"), which, in the case of a stockholder who is an individual, is his or her social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the rate of 31% may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

   To prevent backup withholding, each tendering stockholder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, which requires such stockholder to certify that the TIN provided is correct (or that such stockholder is awaiting a TIN) and that (i) the stockholder is exempt from federal backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the stockholder that he is no longer subject to backup withholding

   Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt stockholder must enter its correct TIN in Part I of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

   If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

   If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

   (11) Non-United States Holders. Non-United States holders must submit a completed Form W-8BEN to avoid backup withholding. Form W-8BEN may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

   (12) Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at the address set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (EXCEPT AS OTHERWISE EXPLICITLY SET FORTH IN SECTION 2 ("PROCEDURE FOR ACCEPTING THE OFFER AND TENDERING SHARES") OF THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to U.S. federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to U.S. federal backup withholding.

   Certain stockholders (including, among others, all corporations and certain non-U.S. individuals) are not subject to U.S. federal backup withholding. In order for a non-U.S. individual to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Depositary. Exempt stockholders, other than non-U.S. individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed W-9 Guidelines for additional instructions.

   If U.S. federal backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

 Purpose of Substitute Form W-9

   To prevent U.S. federal backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-
9).

 What Number to Give the Depositary

   The stockholder is required to give the Depositary the TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary may withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

                         EQUISERVE TRUST COMPANY, N.A.

--------------------------------------------------------------------------------

  SUBSTITUTE               Part I--Taxpayer           Social Security Number
  Form W-9                 Identification No.--For    OR Employee
                           all accounts, enter        Identification Number
                           your taxpayer
                           identification number
                           in the appropriate box.
                           For most individuals
                           and sole proprietors,
                           this is your Social
                           Security Number. For
                           other entities, it is
                           your Employer
                           Identification Number.
                           If you do not have a
                           number, see "How to
                           Obtain a TIN" in the
                           enclosed GUIDELINES.

  Department of the
  Treasury                                            ------------------------
  Internal Revenue                                     Social Security Number
  Service

                                                                 or
  Payer's Request for
  Taxpayer                                            ------------------------
  Identification No.                                  Employer Identification
                                                               Number


                          -----------------------------------------------------

                           Part II--For Payees        Part III--Awaiting
                           Exempt From Backup         TIN [_]
                           Withholding (See
                           Enclosed Guidelines)


--------------------------------------------------------------------------------

 Note: If the account is in more than one name, see the chart on page 2 of the enclosed GUIDELINES to determine what number to enter.

 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I no longer subject to backup withholding; and

 (3) Any information provided on this form is true, correct and complete.

 YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN AND YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS ADVISING YOU THAT BACKUP WITHHOLDING HAS TERMINATED.

 Signature: ___________________________       Date: __________________________

 Name: ________________________________
              (Please print)


 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                             ARE AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE: _____________________________________ DATE: __________________________________________

                    THE INFORMATION AGENT FOR THE OFFER IS:

                       [LOGO OF MacKenzie Partners, Inc.]
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)

                      E-mail: proxy@mackenziepartners.com
                                       or
                         Call Toll-Free (800) 322-2885